UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – November 9, 2012

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company

(Exact name of registrant as specified in its charter)

Texas	001-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.    REGULATION FD DISCLOSURE.

Beginning November 12, 2012, members of the executive management team of Energy Future Holdings Corp. will utilize a slide presentation entitled “EFH Corp. 2012 EEI Financial Conference Discussion Deck” while meeting with analysts and investors in connection with the Edison Electric Institute (EEI) Annual Financial Conference. A copy of the slide presentation is attached hereto as Exhibit 99.1.

ITEM 8.01.    OTHER EVENTS.

Slides 39 and 40 titled “ELA and DIG” included in the slide presentation attached hereto as Exhibit 99.1 are also filed under this Item 8.01.

ITEM 9.01.    EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Slide presentation.*

*	Except for the slides described under Item 8.01, the slide presentation shall be deemed furnished to, but not filed with, the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP. ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

By:	/S/ STANLEY J. SZLAUDERBACH
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President and Controller

Dated: November 9, 2012